SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2011

Microelectronics Technology Company
(Exact name of registrant as specified in its charter)

Nevada	001-32984	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Monarch Bay Plaza, Monarch Bay, California	92629
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 866-587-2860

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 30, 2011, we filed a report on Form 8-K to report the completion of the acquisition of Cloud Data Corporation, a Nevada corporation (“Cloud Data”). By this amendment to such Form 8-K, we amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements and Pro Forma Financial Information

(1) The financial statements of Cloud Data, including Cloud Data’s audited balance sheet as of June 30, 2011, and statements of operations, statement of stockholder’s equity and statements of cash flows for the period ended June 30, 2011 are being filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma Financial Information

(1) The unaudited pro forma combined financial statements of our company, including our combined balance sheet as of June 30, 2011 is being filed as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microelectronics Technology Company.

/s/ Brett Everett

Brett Everett

Chief Executive Officer

Date: November 4, 2011

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